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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2006

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or Organization)       File Number)         Identification No.)

            309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                           30305-2377
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       (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 20, 2006, the Compensation Committee of the Board of Directors of Aaron Rents, Inc. (the "Company") met and approved amendments to discounted stock options to purchase common stock granted as deferred compensation in 2004 to certain executives of the Company under the 2001 Aaron Rents, Inc. Stock Option and Incentive Award Plan ("2004 Option Agreement Amendment"). The 2004 Option Agreement Amendment raises the exercise price of each of the stock options to the fair market value of the common stock on the original grant date, adjusted for a 3-for-2 stock dividend that occurred on August 2, 2004 in the case of those stock options with an original grant date that preceded the stock dividend date. The 2004 Option Agreement Amendment also provides that, in order to compensate the grantees for the increase in the exercise price of the stock options, the full original discounted amount will be paid in cash on the applicable 2007 vesting date.

     Specifically, the Company will make cash payments, computed by multiplying the original number of shares of common stock underlying the stock option by the sum of the difference between the fair market value of the common stock on the original date of grant minus the original exercise price, to R. Charles Loudermilk, Sr., Robert C. Loudermilk, Jr., Gilbert L. Danielson and William K. Butler, Jr. on the vesting dates and in the amounts as follows: (i) May 13, 2007
- each of Messrs Loudermilk, Sr., Loudermilk, Jr. and Danielson will receive $115,500 and Mr. Butler will receive $231,000; (ii) July 30, 2007 - each of Messrs Loudermilk, Sr., Loudermilk, Jr. and Danielson will receive $128,370 and Mr. Butler will receive $256,740; and (iii) November 1, 2007 - each of Messrs Loudermilk, Sr., Loudermilk, Jr. and Danielson will receive $73,773 and Mr. Butler will receive $147,547.

     The foregoing summary is qualified in its entirety to the full text of each 2004 Option Agreement Amendment, a copy of the form of which is attached hereto as Exhibit 10(pp). In the event of any conflict between the foregoing summaries and the full text of the agreements, the text of such agreements shall control.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)

EXHIBIT NO.                                DESCRIPTION
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  10(pp)          Form of Amendment to 2004 Option Agreement under the 2001
                  Aaron Rents, Inc. Stock Option and Incentive Award Plan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AARON RENTS, INC.


                                                   By: /s/ Gilbert L. Danielson
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                                                       Gilbert L. Danielson
                                                       Executive Vice President,
Date:  December 22, 2006                               Chief Financial Officer